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Exhibit 10.5

EXECUTION COPY

TETRA TECH, INC.

FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT

$110,000,000
Senior Secured Notes

$92,000,000
7.28% Senior Secured Notes,
Series A, due May 30, 2011

$18,000,000
7.08% Senior Secured Notes,
Series B, due May 30, 2008

Dated as of September 30, 2001

To the Holders of the Senior Notes
of Tetra Tech, Inc. Named in
the Attached Schedule I

Ladies and Gentlemen:

    Reference is made to the Note Purchase Agreement dated as of May 15, 2001 (the "Note Agreement") between Tetra Tech, Inc., a Delaware corporation (the "Company"), and you pursuant to which the Company issued $92,000,000 aggregate principal amount of its 7.28% Senior Secured Notes, Series A, due May 30, 2011 (the "Series A Notes") and $18,000,000 aggregate principal amount of its 7.08% Senior Secured Notes, Series B, due May 30, 2008 (the "Series B Notes" and, together with the Series A Notes, the "Notes"). You are referred to herein individually as a "Holder" and collectively as the "Holders". Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement, as amended hereby.

    The Company has requested that the Note Agreement be amended to exclude a special charge related to the bankruptcy of Metricom, Inc. from Adjusted EBITDA for purposes of the Indebtedness covenant. You have agreed to such amendment on the terms and conditions set forth herein.

    In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.  AMENDMENT OF NOTE AGREEMENT

    1.1. Section 10.1(a). Section 10.1(a) of the Note Agreement is amended to read in its entirety as follows:

      "(a) the ratio of Consolidated Indebtedness (as of any date) to Adjusted EBITDA (for the Company's then most recently completed four fiscal quarters) to be greater that 2.75 to 1.00; provided, however, that for purposes of this Section 10.1(a), Adjusted EBITDA shall be adjusted by (x) adding back the special charge (but not more than $38,300,000) taken by the Company in the fiscal quarter ended July 1, 2001 in connection with the bankruptcy of Metricom, Inc. to the extent taken during the Company's then most recently completed four fiscal quarters and (y) deducting any recovery received on the obligations that gave rise to the special charge referred

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  to in clause (x) to the extent received during the Company's then most recently completed four fiscal quarters; or"

2.  REAFFIRMATION; REPRESENTATIONS AND WARRANTIES`

    2.1. Reaffirmation of Note Agreement. The Company reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the amendment of such provisions effected by this First Amendment.

    2.2. Note Agreement. The Company represents and warrants that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such changes, facts, transactions and occurrences that have arisen since May 22, 2001 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by the Company (including in its financial statements and notes thereto) to the Holders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

    2.3. No Default or Event of Default. After giving effect to the transactions contemplated hereby, there will exist no Default or Event of Default.

    2.4. Authorization. The execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement and this First Amendment each constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.  EFFECTIVE DATE

    This First Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

    3.1. Consent of Holders to First Amendment. Execution by the Holders of at least a majority of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Company.

    3.2. Amendment Fee. Each Holder shall have received payment of an amendment fee equal to 0.1% of the principal amount of the outstanding Notes held by such Holder.

    3.3. Expenses. The Company shall have paid all fees and expenses of special counsel to the Holders.

4.  MISCELLANEOUS

    4.1. Ratification. Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

    4.2. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or

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words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

    4.3. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

    4.4. Governing Law. This First Amendment shall be governed by and construed in accordance with Illinois law.

    4.5. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

    IN WITNESS WHEREOF, the Company and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

TETRA TECH, INC.

By:	/s/ JAMES M. JASKA
Name:	James M. Jaska
Title:	Chief Financial Officer

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HOLDERS:

The foregoing is agreed
to as of the date thereof.

MASSMUTUAL ASIA LIMITED
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ MARK A. AHMED
Name:	Mark A. Ahmed
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ MARK A. AHMED
Name:	Mark A. Ahmed
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ MARK A. AHMED
Name:	Mark A. Ahmed
Title:	Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ STEPHEN H. WILSON
Name:	Stephen H. Wilson
Title:	Managing Director

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LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ STEPHEN H. WILSON
Name:	Stephen H. Wilson
Title:	Managing Director

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ EDWIN H. GARRISON JR.
Name:	Edwin H. Garrison Jr.
Title:	First Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ EDWIN H. GARRISON JR.
Name:	Edwin H. Garrison Jr.
Title:	First Vice President

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

By:	/s/ KURT H. NYMAN
Name:	Kurt H. Nyman
Title:	Vice President

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ MARK W. POEPPELMAN
Name:	Mark W. Poeppelman
Title:	Associate Vice President

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NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ MARK W. POEPPELMAN
Name:	Mark W. Poeppelman
Title:	Associate Vice President

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

By:	/s/ JAMES D. KESTNER
Name:	James D. Kestner
Title:	Vice President

SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ KEVIN W. HAMMOND
Name:	Kevin W. Hammond
Title:	Chief Investment Officer

THE CANADA LIFE ASSURANCE COMPANY

By:	/s/ PAUL ENGLISH
Name:	Paul English
Title:	Associate Treasurer

CANADA LIFE ASSURANCE COMPANY OF NEW YORK

By:	/s/ PAUL ENGLISH
Name:	Paul English
Title:	Associate Treasurer

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LUTHERAN BROTHERHOOD

By:	/s/ KERI L. REICH
Name:	Keri L. Reich
Title:	Portfolio Manager

MODERN WOODMEN OF AMERICA

By:	/s/ NICK S. COIN
Name:	Nick S. Coin
Title:	Manager, Securities Division

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SCHEDULE I

Series A Holders	Principal Amount
Massachusetts Mutual Life Insurance Company	$21,500,000
C.M. Life Insurance Company	3,000,000
MassMutual Asia Limited	500,000
Connecticut General Life Insurance Company	17,000,000
Life Insurance Company of North America	3,000,000
United of Omaha Life Insurance Company	12,000,000
Mutual of Omaha Insurance Company	3,000,000
Hartford Life Insurance Company	15,000,000
Nationwide Life Insurance Company	7,000,000
Nationwide Life and Annuity Insurance Company	3,000,000
Provident Mutual Life Insurance Company	5,000,000
Security Financial Life Insurance Co.	2,000,000
Series B Holders	Principal Amount
The Canada Life Assurance Company	$8,700,000
Canada Life Insurance Company of New York	300,000
Lutheran Brotherhood	6,000,000
Modern Woodmen of America	3,000,000

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Exhibit 10.5 EXECUTION COPY
TETRA TECH, INC. FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT $110,000,000 Senior Secured Notes $92,000,000 7.28% Senior Secured Notes, Series A, due May 30, 2011 $18,000,000 7.08% Senior Secured Notes, Series B, due May 30, 2008
Dated as of September 30, 2001
SCHEDULE I